Exhibit 99.1

Exhibit 99.1

A Foundation Built for Opportunity

The Highly Anticipated NYSE Listing of a Market Leading Net Lease REIT (Ticker “COLE”)

June 4, 2013

Disclosures

Tender Offer

This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of Cole Real Estate Investments, Inc. (“Cole”). The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials that Cole intends to distribute to its stockholders and file with the U.S. Securities and Exchange Commission (“SEC”). The full details of the tender offer, including complete instructions on how to tender stock, will be included in the offer to purchase, the letter of transmittal and other related material that Cole will distribute to stockholders and file with the SEC upon commencement of the tender offer. Stockholders are urged to carefully read the offer to purchase, the letter of transmittal and other related materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that Cole files with the SEC at the SEC’s website at: http://www.sec.gov or by calling the information agent for the contemplated tender offer, who will be identified in the materials filed with the SEC at the commencement of the tender offer. In addition, copies of the documents filed by Cole with the SEC will be available free of charge by directing a written request to Cole Real Estate Investments, 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, Attention: Investor Relations.

Tenants, Trademarks and Logos

Thepropertiespicturedhavebeen acquiredbyCole. Corporatetenants may also occupy numerous properties that are not owned by Cole or Cole?sponsored programs. Cole is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or the joint venture partners shown, or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

© 2013 Cole Real Estate Investments, Inc. All Rights  Reserved.

2

Forward-Looking Statements

In addition to historical information, this presentation contains forward?looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward?looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cole operates, include beliefs of and assumptions made by Cole’s management, and involve risks and uncertainties that could significantly affect the financial results of Cole. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward?looking statements, which generally are not historical in nature. Such forward?looking statements include, but are not limited to, statements about the benefits of the business combination transaction that led to the creation of Cole, future financial and operating results, and the company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to earnings accretion, cost savings, an anticipated NYSE listing and increased liquidity — are forward?looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward?looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward?looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) continued ability to source new investments, (v) increased or unanticipated competition for our properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changesindemandfor developedproperties, and(x) those additional risks and factors discussed in reports filed by Cole with the SEC from time to time. Cole does not make any undertaking with respect to updating any forward?looking statements appearing in this presentation.

© 2013 Cole Real Estate Investments, Inc. All Rights  Reserved.

3

Cole Real Estate Investments—A Market Leading Net Lease REIT

1. The Foundation is Built

– First-class management platform with capabilities across all aspects of property investment and management

– Proven investment strategy that has provided stable current income over market cycles

– Highly attractive real estate portfolio with high credit quality, long term, net leases in retail, office, and industrial

2. The Opportunity is Now

– Anticipated listing event on the NYSE will meet today’s investor demand for high-income, high quality assets

– Investors have the opportunity to invest in one of the largest net lease REITs with 55% investment grade tenancy and 12.4 year average lease life

– Peer comparables suggest attractive long term pricing for Cole – median 2013E AFFO multiples of 17.1x imply $13.86/share (1)

3. The Growth Potential is Strong

– Focus on steadily growing AFFO while maintaining a conservative risk profile

– Optimize our cost of capital, diversify funding sources and increase flexibility

– Take advantage of our deep relationships, efficiencies of scale and rigorous operational processes as we actively grow our portfolio

– Additional growth from our valuable private capital fee income and select, strategic transactions

Foundation

Opportunity

Potential

Potential

1. Computed by multiplying peer comparables median 2013E AFFO multiple as of May 31, 2013 by Cole  2013E AFFO midpoint of annualized 2H2013 $0.38 ?$0.43 guidance. Please see  “About the Data” for a description of the Non?GAAP financial measure. Additionally, investors should review the Supplemental  Financial Information for the first quarter of

2013 filed on Form 8?K on 6/4/2013 for additional information. Peer  set includes: O, NNN, ARCP, WPC, LXP, EPR,

SRC.

© 2013 Cole Real Estate Investments, Inc. All Rights  Reserved.

4

Key Highlights

Investment Grade Tenancy and Market-Leading

Lease Duration

High Quality, Diversified Tenant Base Comprised

Page 14 of Industry Leaders

Well Diversified by Investment Type and Geography Page 15 Cole Ranks Highly Among Net Lease Peers Page 20 Key Financial Statistics and 2013 Financial Estimates Page 21

Favorable AFFO Metrics Support Future

Distribution Growth and Price Potential

A Strong Balance Sheet with Embedded Opportunity Page 28

© 2013 Cole Real Estate Investments, Inc. All Rights  Reserved.

5

Cole Real Estate Investments by the Numbers

• Market leading net lease REIT

• First-class management team

• Valuable private capital fees

For notes, see “About the Data”.

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved. 6

The Foundation is Built

What Differentiates Cole as a Premier Net Lease Company?

– Best-in-class management platform

– Disciplined investment philosophy and process

– Substantial investment grade tenancy

– Market-leading lease duration

– High quality, diversified tenant base comprised of industry leaders

– Diversified by property type and geography

Foundation

Opportunity

Potential

© 2013 Cole Real Estate Investments, Inc. All Rights  Reserved.

7

# Best-in-Class Management Platform with a Proven Team of Professionals



**JEFF HOLLAND, CFA**
PRESIDENT AND CHIEF OPERATING OFFICER
16 YEARS OF EXPERIENCE
BlackRock | Raymond James
McKinsey & Company



**STEPHAN KELLER**
CHIEF FINANCIAL OFFICER
20 YEARS OF EXPERIENCE
UBS



**CHRISTOPHER H. COLE**
EXECUTIVE CHAIRMAN
34 YEARS OF EXPERIENCE
Founder, Cole Real Estate Investments



**MARC NEMER**
CHIEF EXECUTIVE OFFICER
15 YEARS OF EXPERIENCE
Latham & Watkins | Skadden Arps



**KIMBERLY SMITH**
GENERAL COUNSEL
25 YEARS OF EXPERIENCE
ING | Sutherland, Asbill & Brennan

## REAL ESTATE INVESTMENTS

68 PROFESSIONALS

Investment Strategy & Research, Acquisitions, Underwriting, Dispositions and Legal & Risk Management

## REAL ESTATE OPERATIONS

61 PROFESSIONALS

Real Estate Finance, Property Management, Leasing and Property Marketing

**COLE**
REAL ESTATE INVESTMENTS®

## CORPORATE

97 PROFESSIONALS

Legal, Accounting, Human Resources, Information Technology, Facilities Management and Administrative

## PRIVATE CAPITAL

127 PROFESSIONALS

Sales, Shareholder Services, Investor & Broker Dealer Relationships, and Other Support Functions



**AARON HALFACRE, CFA**
HEAD OF STRATEGIC RELATIONS
15 YEARS OF EXPERIENCE
BlackRock Real Estate
Green Street Advisors



**DAVID LYNN, Ph.D.**
HEAD OF INVESTMENT STRATEGY & RESEARCH
25 YEARS OF EXPERIENCE
ING Clarion | AIG Global Real Estate
AvalonBay Communities



**THOMAS W. ROBERTS**
HEAD OF REAL ESTATE INVESTMENTS
25 YEARS OF EXPERIENCE
Opus West | Koll Company



**JEAN CALLAHAN**
HEAD OF HUMAN RESOURCES
21 YEARS OF EXPERIENCE
Booz Allen Hamilton



**KIRK McALLASTER, CPA**
HEAD OF REAL ESTATE FUNDS
21 YEARS OF EXPERIENCE
Deloitte | Coopers & Lybrand



**CHONG P. HUAN**
HEAD OF TECHNOLOGY & INFRASTRUCTURE
20 YEARS OF EXPERIENCE
Citi | AIG | New York Life

COLE
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
8

Cole’s Business Philosophy and Investment Strategy – 34 Years In the Making

We have a clear understanding of who we are, our value, our approach and our motivation

WE ARE:

COMMITTED,

RESILIENT & INTELLIGENT

WE VALUE:

QUALITY, STABILITY

& KNOWLEDGE

OUR APPROACH IS:

THOUGHTFUL, THOROUGH

& CONSISTENT

WE ARE DRIVEN BY:

OUR ENDURING

PURSUIT OF EXCELLENCE

We have a strategy defined by consideration rather than category

Characteristics Real Estate

• Long-term net leases • Single-tenant retail

• High quality, creditworthy tenants • Single-tenant office and industrial

• Necessity product and location • Multi-tenant power centers and grocery-anchored retail

• Current cash flow with stability

• Opportunities / Adjacencies:

• Catalysts for value realization

? Sale-leasebacks ? Joint ventures

? Build-to-suits ? Development capital

© 2013 Cole Real Estate Investments, Inc. All Rights  Reserved.

A Disciplined and Scalable Investment Process

Our team executes a highly integrated process

• In-depth real estate market analysis • Deep industry relationships

• Site visit for every property and “deep • Large efficiencies of scale dive” assessment of tenant(s) • Active credit monitoring

• All cash buyer with quick close ability • Ongoing hold/sell analysis for

• Secondary and tertiary market opportunistic dispositions expertise

Delivering diverse deal sourcing

Secured Notes Sale

and CMBS Leaseback

7% 13%

JV and

Build to Suit

5% Brokers

57%

Direct with Seller

18%

Investigate:

ISRG

Source:

Acquisitions

Examine:

Underwriting

Challenge:

Investment

Committee

Transact:

Legal

Maximize:

Asset Mgmt

& Leasing Rebalance:

Dispositions

And disciplined acquisition results

OFFICE, $150.0 INDUSTRIAL AND RETAIL

(NUMBERS IN BILLIONS)

TRANSACTIONS

PROPERTIES SCREENED $25.0 BY COLE

LETTERS OF INTENT ISSUED $11.1

CONTRACTS SIGNED $3.9

PROPERTY ACQUISITIONS $3.2 BILLION

Broker relationships listed are a sample set and not exhaustive of  all broker relationships. Deal sourcing and underwriting funnel include all owned and managed property acquisitions in  2012.

© 2013 Cole Real Estate Investments, Inc. All Rights  Reserved.

# We Have Created an Industry Leading Platform

We've maintained leadership in the market by combining our best-in-class management, integrated investment philosophy and disciplined process

**#1** ALL SINGLE-TENANT ACQUISITIONS PAST TEN YEARS[(1)]

**$14** BILLION OF TOTAL ACQUISITION HISTORY


RANKED #1
SINGLE-TENANT RETAIL ACQUISITIONS PAST 10 YEARS
RANKED #1
SINGLE-TENANT OFFICE ACQUISITIONS PAST 6 YEARS
RANKED #2
SINGLE-TENANT INDUSTRIAL ACQUISITIONS PAST 1 YEAR
RANKED #3
ALL RETAIL ACQUISITIONS PAST 7 YEARS
RANKED #4
ALL TYPES ACQUISITIONS PAST 5 YEARS

REAL CAPITAL ANALYTICS — Property Trade Search Results
Single-Tenant All Types | North America | US
3/31/2003 to 3/31/2013
Excludes Joint Ventures

| RANK | BUYER | TOTAL US ACQ IN MIL. | US # PROPS | AVG. PRICE IN MIL. | TOTAL GLOBAL ACQ IN MIL. | GLOBAL # PROPS |
|---|---|---|---|---|---|---|
| 1 | **Cole Real Estate Investments** | **$6,876** | **865** | **$7.9** | **$11,556** | **1,279** |
| 2 | Inland Real Estate Group | $5,364 | 828 | $6.5 | $26,515 | 1,701 |
| 3 | Realty Income Corp | $3,726 | 703 | $5.3 | $4,751 | 865 |
| 4 | Lexington Realty Trust | $3,113 | 241 | $12.9 | $4,741 | 341 |
| 5 | American Realty Capital | $2,906 | 428 | $6.8 | $4,405 | 572 |
| 6 | WP Carey | $2,533 | 201 | $12.6 | $7,066 | 556 |
| 7 | Wells Real Estate Funds | $2,480 | 45 | $55.1 | $9,694 | 143 |
| 8 | SRS Real Estate Partners | $2,234 | 598 | $3.7 | $2,938 | 717 |
| 9 | The Landes Group | $1,767 | 404 | $4.4 | $1,839 | 417 |
| 10 | Paramount Group | $1,601 | 5 | $320.2 | $8,341 | 23 |

REAL CAPITAL ANALYTICS — Property Trade Search Results
Retail | North America | US
3/31/2005 to 3/31/2013
Excludes Joint Ventures

| RANK | BUYER | TOTAL US ACQ IN MIL. | US # PROPS | AVG. PRICE IN MIL. | TOTAL GLOBAL ACQ IN MIL. | GLOBAL # PROPS |
|---|---|---|---|---|---|---|
| 1 | Blackstone | $10,169.4 | 651 | $15.6 | $135,254.7 | 5,453 |
| 2 | Simon Property Group | $8,178.8 | 76 | $107.6 | $25,488.5 | 269 |
| 3 | **Cole Real Estate Investments** | **$7,061.4** | **1,108** | **$6.4** | **$11,149.3** | **1,262** |
| 4 | Centro MCS | $6,699.3 | 480 | $14.0 | $15,291.5 | 932 |
| 5 | Inland Real Estate Group | $6,677.4 | 652 | $10.2 | $26,285.6 | 1,683 |
| 6 | Kimco | $4,175.3 | 216 | $19.3 | $16,808.4 | 912 |
| 7 | Macerich | $3,397.5 | 38 | $89.4 | $8,374.6 | 134 |
| 8 | CPP Investment Board | $2,095.3 | 25 | $83.8 | $19,592.2 | 214 |
| 9 | General Growth Properties | $2,070.1 | 66 | $31.4 | $19,922.9 | 237 |
| 10 | Realty Income Corp | $2,034.9 | 512 | $4.0 | $4,743.3 | 864 |

1. Source: Real Capital Analytics. Transactions closed or under contract. Status date 3/31/2003 – 3/31/2013.

·COLE·
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
11

# Proven Capability to Find Value

## Consistent and Disciplined Focus on Value

We have maintained accretive acquisitions over time


CAP RATE (%)(1)
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
Q109
Q309
Q110
Q310
Q111
Q311
Q112
Q312
COLE QUARTERLY AVG. GOING-IN CAP RATE
REAL CAPITAL ANALYTICS CAP RATE BLEND
NCREIF CAP RATE BLEND

## Ability to Accretively Acquire High Quality

Even our investment grade tenancy was acquired favorably


CAP RATE (%)(2)
9%
8%
7%
6%
5%
4%
Single-tenant Retail
Multi-tenant Retail
Industrial
Office
Overall
COLE ACQUISITIONS - INVESTMENT GRADE TENANCY
RCA ACQUISITIONS - ALL QUALITY

## Cole Cap Rate (NCREIF Today) - Regions


CAP RATE (%)(2)
9%
8%
7%
6%
5%
4%
EAST NORTH CENTRAL
MID-EAST
NORTHEAST
PACIFIC
SOUTHEAST
SOUTHWEST
WEST MOUNTAIN
WEST NORTH CENTRAL
COLE ACQUISITION PRICE
NCREIF

## Cole Cap Rate (NCREIF Today) – Property Type


CAP RATE (%)(2)
9%
8%
7%
6%
5%
4%
RETAIL
INDUSTRIAL
OFFICE
COLE ACQUISITION PRICE
NCREIF

Note: Real Capital Analytics is a weighted blended cap rate which includes only retail, office and industrial in the same blend as Cole's quarterly acquisitions. Excludes unconsolidated JVs, secured notes, CMBS, and cash. Regions are NCREIF defined sub-regions.

1. Data as of 12/31/2012. Capitalization rates represent contract rent as of close of escrow divided by purchase price.
2. Capitalization rates represent the average over the non-cancellable lease-terms as of close of escrow, excluding certain increases subject to the consumer price index (CPI).

•COLE•

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

12

# Investment Grade Tenancy and Market-Leading Lease Duration

## 12.4 Years
### Weighted Average Lease Term[1]

Cole's business has the longest weighted average lease term of all net lease peers, providing highly visible, predictable cash flows

Lease Expiration Profile



0.6%
1.0%
1.3%
5.4%
9.6%
13.1%
69.0%
2013
2014
2015
3-5 Years
5-7 Years
7-10 Years
10+ Years

## 55%
### Investment Grade Tenants[2]

- 42% of Cole's annual rent is derived from tenants rated investment grade and another 13% from tenants with an implied rating of investment grade
- Cole performs extensive upfront credit analysis and ongoing credit monitoring for all tenants
- Implied investment grade ratings are based on Moody's Credit Edge or Moody's KMV in conjunction with current financial statements



Not Rated
23%
Investment Grade
42%
Below Investment Grade
22%
Implied Investment Grade
13%

### 42% Investment Grade

| Rating | % of Total |
|---|---|
| AAA to AA- | 7.7% |
| A+ to A- | 12.0% |
| BBB+ to BBB- | 22.1% |
| | **41.8%** |

| Example Tenant | Rating |
|---|---|
| Wells Fargo | AA- |
| Amazon | AA- |
| Wal-Mart | AA |
| Target | A+ |
| Home Depot | A- |

+

### 13% Implied Investment Grade

| Implied Rating | % of Total |
|---|---|
| AAA to AA- | 1.4% |
| A+ to A- | 5.5% |
| BBB+ to BBB- | 5.8% |
| | **12.7%** |

| Example Tenant | Implied Rating |
|---|---|
| Publix | AAA |
| Dollar Tree | AAA |
| Buffalo Wild Wings | AA- |
| Cost Plus | AA- |
| Tractor Supply | A+ |

1. Lease Expiration shows certain information regarding the lease expirations of Cole's real estate portfolio, including consolidated joint ventures, as of March 31, 2013, based on annualized rental revenue, during each of the next ten years, excluding JVs and CMBS/Secured notes receivable. See net lease peers on page 20.
2. Credit rating percentages based on straight line rental revenue; they exclude JVs and CMBS/Secured notes receivable. Moody's Credit Edge was used to determine implied credit rating for public non-rated tenants. Moody's KMV was used to determine implied credit rating for private non-rated tenants. Example tenants are from the Cole portfolio. 45% of the portfolio is not rated, has no implied rating, is below investment grade, or has a below investment grade implied rating.

•COLE•
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
13

# High Quality, Diversified Tenant Base Comprised of Industry Leaders

| TOP 10 INDUSTRIES | NUMBER OF LEASES | % OF ANNUAL RENT | WTD. AVG. LEASE TERM |
|---|---|---|---|
| GROCERY | 75 | 9.3% | 15.5 YRS |
| DRUGSTORE | 130 | 8.7% | 18.3 YRS |
| DISCOUNT STORE | 225 | 7.6% | 10.2 YRS |
| FULL SERVICE RESTAURANT | 190 | 6.9% | 14.9 YRS |
| HOME AND GARDEN | 68 | 5.5% | 13.6 YRS |
| PET SUPPLIES | 48 | 4.4% | 8.4 YRS |
| WAREHOUSE CLUB | 7 | 4.3% | 16.4 YRS |
| HEALTHCARE | 56 | 3.9% | 11.4 YRS |
| FINANCIAL SERVICES | 60 | 3.6% | 12.3 YRS |
| LIMITED SERVICE RESTAURANT | 132 | 3.3% | 11.5 YRS |
| **TOP 10 TOTAL** | **991** | **57.5%** | |
| ***TOTAL NUMBER OF INDUSTRIES*** | | ***36*** | |

| TOP 10 TENANTS | NUMBER OF LEASES | % OF ANNUAL RENT | WTD. AVG. LEASE TERM |
|---|---|---|---|
| WALGREENS | 75 | 5.0% | 18.2 YRS |
| ALBERTSON'S | 34 | 4.3% | 17.0 YRS |
| PETSMART | 41 | 4.1% | 8.5 YRS |
| CVS | 55 | 3.7% | 18.4 YRS |
| BJ'S WHOLESALE CLUB | 3 | 3.4% | 17.9 YRS |
| APOLLO GROUP[1] | 1 | 2.6% | 18.0 YRS |
| WAL-MART | 8 | 2.6% | 11.1 YRS |
| L.A. FITNESS | 17 | 2.5% | 11.3 YRS |
| AMAZON | 3 | 2.5% | 13.5 YRS |
| KOHL'S | 19 | 2.3% | 15.3 YRS |
| **TOP 10 TOTAL** | **256** | **33.0%** | |
| ***TOTAL NUMBER OF TENANTS*** | | ***560*** | |

1. Cole is presently considering indications of interest on this property.

Notes: Trade names shown are those of tenants of properties owned by Cole. Cole is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. Tables show certain information regarding the tenant and industry diversification of Cole's real estate portfolio, including consolidated joint ventures, as of March 31, 2013, based on annualized rental revenue.

• COLE •

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

14

Well Diversified by Investment Type and Geography

Investment Type Diversity Geographic Diversity

WEST NORTH EAST NORTH

CENTRAL CENTRAL

SINGLE-TENANT 4% 15% MID-EAST

OFFICE SINGLE-TENANT 10%

18% INDUSTRIAL 7%

SECURED NOTES NORTHEAST

WEST MOUNTAIN

SINGLE-TENANT AND CMBS 4% 14% 11%

RETAIL UNCONSOLIDATED

46% JOINT VENTURES 1%

PACIFIC

8%

MULTI-TENANT

SOUTHWEST

RETAIL 20%

24%

SOUTHEAST

18%

PROPERTY TYPE PROPERTIES SQUARE FEET TOP 10 STATES BY % OF ANNUALIZED RENTAL REVENUE

Single-Tenant Retail 888 17.6mm Texas 16.9% Georgia 4.5%

Single-Tenant Office and Industrial 54 14.4mm Arizona 8.7% Michigan 3.9%

Multi-Tenant Retail – Power Center 35 8.3mm California 7.2% New Jersey 3.6%

Multi-Tenant Retail – Grocery 13 1.4mm Florida 7.1% Ohio 3.2%

Multi-Tenant Retail – Anchored 23 1.2mm Illinois 5.2% Virginia 3.1%

Total 1,013 42.9mm Total 63.4%

Investment Type and Geographic Diversification based on annualized rental  revenue including consolidated joint ventures. All data unaudited as of March 31, 2013.

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved. 15

# Portfolio Highlights – Single-Tenant Retail


Walgreens
PHOTO
PHARMACY

**Walgreens Portfolio**
73 Properties | 30 States | 1.1 M SF
**Portfolio Price: $353.4 Million**
Cap Rate: 7.75%


Albertsons

**Albertsons Portfolio**
33 Properties | 5 States | 1.9 M SF
**Portfolio Price: $276.9 Million**
Cap Rate: 8.31%


CVS/pharmacy

**CVS Portfolio**
49 Properties | 21 States | 606,000 SF
**Portfolio Price: $212.3 Million**
Cap Rate: 7.64%


BJ's

**BJ's Wholesale Club Portfolio**
10 Properties | 7 States | 1.0 M SF
**Portfolio Price: $177.4 Million**
Cap Rate: 7.75%


FAMILY
DOLLAR

**Family Dollar Portfolio**
140 Properties | 26 States | 1.2 M SF
**Portfolio Price: $186.0 Million**
Cap Rate: 6.90%


LA FITNESS

**L.A. Fitness Portfolio**
14 Properties | 7 States | 615,000 SF
**Portfolio Price: $116.0 Million**
Cap Rate: 10.00%


TSC
TRACTOR
SUPPLY CO

**Tractor Supply Portfolio**
40 Properties | 20 States | 822,000 SF
**Portfolio Price: $120.2 Million**
Cap Rate: 8.47%


KOHL'S

**Kohl's Portfolio**
13 Properties | 8 States | 1.0 M SF
**Portfolio Price: $105.3 Million**
Cap Rate: 7.93%

Note: Owned properties. Capitalization rates represent the average over the non-cancellable lease-terms as of close of escrow, excluding certain increases subject to the consumer price index (CPI).

• COLE •
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
16

# Portfolio Highlights – Office and Industrial



**Health Now NY**

Buffalo MSA | 430,000 SF

**Purchase Price: $84.5 Million**

Class A, two-tower office property originally constructed as a build-to-suit

Cap Rate: 8.89%



**Igloo**

Houston MSA | 914,000 SF

**Purchase Price: $38.1 Million**

Corporate headquarters, distribution, warehouse and manufacturing facility

Cap Rate: 8.50%



**PetSmart**

Phoenix MSA | 366,000 SF

**Purchase Price: $102.5 Million**

Corporate campus comprised of three mid-rise office towers

Cap Rate: 8.26%



**Merrill Lynch**

Trenton MSA | 482,000 SF

**Purchase Price: $135.0 Million**

Corporate headquarters for Merrill Lynch Global Wealth & Investment Management

Cap Rate: 8.12%



**Amazon Portfolio**

3 Locations | 2 States | 3.0 M SF

**Portfolio Price: $186.6 Million**

Regional distribution centers for domestic and international orders

Cap Rate: 7.46%



**EMC Corporation**

Boston MSA | 328,000 SF

**Purchase Price: $93.5 Million**

Corporate headquarters campus for EMC affiliate RSA security

Cap Rate: 7.40%



**Walmart**

Riverside MSA | 496,000 SF

**Purchase Price: $91.5 Million**

Warehouse and distribution

Cap Rate: 6.80%



**Encana Oil & Gas**

Dallas MSA | 319,000 SF

**Purchase Price: $120.0 Million**

Class A, regional headquarters for leading energy producer

Cap Rate: 6.50%

Note: Owned properties. Capitalization rates represent the average over the non-cancellable lease-terms as of close of escrow, excluding certain increases subject to the consumer price index (CPI).

·COLE·

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

17

# Portfolio Highlights – Multi-Tenant Power Centers and Grocery-Anchored Retail


SAFEWAY

**University Plaza**
Flagstaff MSA | 166,000 SF
**Purchase Price: $17.2 Million**
Anchor Tenants: Safeway, Bed Bath & Beyond, Ross, and PetSmart

Cap Rate: 9.90%


THE HOME DEPOT

**Mueller Regional**
Austin MSA | 351,000 SF
**Purchase Price: $67.3 Million**
Anchor Tenants: The Home Depot, Best Buy, Bed Bath & Beyond and Marshalls

Cap Rate: 8.21%


DICK'S
SPORTING GOODS

**Valley Bend**
Huntsville MSA | 413,000 SF
**Purchase Price: $72.5 Million**
Anchor Tenants: Hobby Lobby, Dick's Sporting Goods, Marshalls, Bed Bath & Beyond and PetSmart

Cap Rate: 7.61%


STAPLES

**Camp Creek Marketplace**
Atlanta MSA | 423,000 SF
**Purchase Price: $76.4 Million**
Anchor Tenants: BJ's Warehouse, Ross, Marshalls, T.J. Maxx, Staples and PetSmart

Cap Rate: 7.95%


BED BATH &
BEYOND

**San Tan Village Marketplace**
Phoenix MSA | 1.0 M SF
**Portfolio Price: $114.9 Million**
Anchor Tenants: Jo-Ann Fabrics, Bed Bath & Beyond, Marshalls, DSW, Nordstrom Rack and Hobby Lobby

Cap Rate: 7.70%



**Atascocita Commons**
Houston MSA | 317,000 SF
**Purchase Price: $56.5 Million**
Anchor Tenants: Kohl's, T.J. Maxx, Office Depot, Petco, Palais Royal and Ross

Cap Rate: 7.42%


TARGET

**Whittwood Town Center**
Los Angeles MSA | 786,000 SF
**Purchase Price: $83.5 Million**
Anchor Tenants: Target, JCPenney, Sears, Kohl's, Vons, PetSmart, World Market and 24Hour Fitness

Cap Rate: 6.94%


TARGET

**Eastland Center**
Los Angeles MSA | 809,000 SF
**Purchase Price: $145.9 Million**
Anchor Tenants: Target, Walmart, Dick's Sporting Goods, Marshalls, Burlington Coat Factory, Office Depot and PetSmart

Cap Rate: 6.54%

Note: Owned properties. Capitalization rates represent the average over the non-cancellable lease-terms as of close of escrow, excluding certain increases subject to the consumer price index (CPI).

• COLE •
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
18

The Opportunity is Now

Cole Represents a Compelling Opportunity to Achieve High-Quality Income with Upside Potential peers Foundation

– Highly ranked among net lease

– Strong financial composition

– Favorable AFFO metrics support future distribution growth and price potential

Opportunity

Potenti al

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved. 19

# Cole Ranks Highly Among Net Lease Peers

## Gross Assets ($Bn)



$15.0
$10.0
$5.0
$0.0
$9.7
$7.9
$7.7
$4.8
$4.7
$4.4
$3.3
$2.2
O
SRC
COLE
WPC
LXP
NNN
EPR
ARCP

## Square Footage (mm)



60.0
40.0
20.0
0.0
54
54
43
41
39
19
17
14
SRC
O
COLE
LXP
WPC
NNN
ARCP
EPR

## Weighted Average Lease Term (Years)



15.0
10.0
5.0
0.0
12.4
12.0
11.1
11.1
10.6
8.8
7.5
Not Disclosed
COLE
NNN
ARCP
O
SRC
WPC
LXP
EPR

## Occupancy



100%
99%
98%
97%
96%
95%
100%
99%
99%
99%
98%
98%
98%
97%
ARCP
COLE
SRC
WPC
O
NNN
EPR
LXP

## % Of Rent From Investment Grade Tenants



100%
80%
60%
40%
20%
0%
79%
49%
42%
34%
31%
19%
Not Disclosed
Not Disclosed
ARCP
LXP
COLE
O
WPC
SRC
EPR
NNN

## % Of Rent From Top 5 Tenants



100%
80%
60%
40%
20%
0%
13%
20%
21%
21%
29%
29%
45%
46%
LXP
NNN
COLE
O
SRC
WPC
ARCP
EPR

Source: Latest publicly available financials. Companies represented by ticker symbols: ARCP (American Realty Capital Properties), COLE (Cole Real Estate Investments), EPR (EPR Properties), LXP (Lexington Realty Trust), NNN (National Retail Properties), O (Realty Income), SRC (Spirit Realty Capital), WPC (W.P. Carey).
Spirit: (SRC) pro forma for CCPT II acquisition per Spirit Jan-2013 investor presentation. American Realty Capital (ARCP) includes ARCT III, but excludes CapLease (LSE). Cole Real Estate Investments gross book assets per consolidated balance sheet from 2012 Form 10-K. All other Cole metrics based on wholly-owned assets and consolidated joint ventures and excludes unconsolidated joint ventures, mortgage notes receivable and commercial mortgage-backed securities. Data is unaudited as of 3/31/2013. Gross book assets includes disclosed real estate depreciation.

•COLE•
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
20

# Key Financial Statistics and 2013 Financial Estimates

### 2013 Full Year Pro Forma[1]

| | |
|---|---|
| *CCPT III Pre-Merger Revenue* | *$613 – $623* |
| *Cole Holdings Revenue* | *$224 – $277* |
| TOTAL REVENUE | $837 – $900 |
| TOTAL EBITDA | $576 – $603 |
| AFFO PER SHARE | $0.77 – $0.82 |

### 2013 Second Half Estimate[2]

| | |
|---|---|
| *Cole REIT Revenue* | *$312 – $320* |
| *Private Capital Revenue* | *$160 – $176* |
| TOTAL REVENUE | $472 – $496 |
| TOTAL EBITDA | $267 – $292 |
| AFFO PER SHARE | $0.38 – $0.43 |
| Annual Distribution | $0.70 |

### 2H13E AFFO PER SHARE COMPOSITION [2]



COLE REIT
$0.38
PRIVATE CAPITAL
$0.03
TOTAL
$0.41
$0

### 2H13E EBITDA COMPOSITION ($mm) [2]



COLE REIT
$260
PRIVATE CAPITAL
$20
TOTAL
$280
$0

Note: All $ in millions, except per share and distribution data; All US GAAP except EBITDA and AFFO. Please see "About the Data" for a description of the Non-GAAP financial measures. Additionally, investors should review the Supplemental Financial Information for the first quarter of 2013 filed on Form 8-K on 6/4/2013 for additional information. Compositions based on mid-point of range.

1. Figures are shown on a pro forma basis as if Cole Holdings acquisition closed on January 1, 2013. Assumptions include: anticipated Cole real estate acquisitions of approximately $775 million in 2013 at a 7.3% cap rate (midpoint of financial ranges), expected EBITDA contribution from Cole Holdings of $29 million (midpoint of financial ranges), pro forma overhead savings from Cole Holdings acquisition of approximately $43 million. Excludes impact of CCPT II and CCPT III for the full year (pro forma). Financial ranges do not reflect the potential accretive impact from proposed tender offer.

2. Estimates assume $550 million of acquisitions at a 7.3% cap rate, include the impact of the acquisition of Cole Holdings from 4/5/2013 and include the potential impact of a proposed tender offer. Excludes the impact of CCPTII from the expected closing date of the merger with Spirit Realty Capital in Q32013. 2H2013 AFFO and EBITDA compositions are based on the mid point of the respective financial ranges.

•COLE•

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

21

# Favorable AFFO Metrics Support Future Distribution Growth and Price Potential

## 2013E Consensus AFFO Payout Ratios



77.3%
82.1%
83.2%
84.0%
84.7%
86.4%
91.8%
102.8%

| 2013E: | LXP | NNN | WPC(1) | EPR | SRC | Cole(2) | O | ARCP(1) |
|---|---|---|---|---|---|---|---|---|
| Distribution / Share | $ 0.61 | $ 1.61 | $ 3.29 | $ 3.16 | $ 1.25 | $ 0.70 | $ 2.18 | $ 0.92 |
| AFFO / Share | $ 0.79 | $ 1.96 | $ 3.96 | $ 3.76 | $ 1.48 | $ 0.81 | $ 2.37 | $ 0.89 |

## Implied Cole Share Prices at Various Peer AFFO Multiples

| Share Price | $ 11.00 | $ 12.00 | $ 13.00 | $ 14.00 | $ 15.00 | $ 16.00 |
|---|---|---|---|---|---|---|
| Implied AFFO Multiple at 2013E $0.81/ Share(2) | 13.6 x | 14.8 x | 16.0 x | 17.3 x | 18.5 x | 19.8 x |



SPIRIT REALTY CAPITAL
13.6x
EPR Properties
13.9x
LXP LEXINGTON REALTY TRUST
15.9x
W. P. CAREY
17.1x1
American Realty Capital Properties
17.1x1
NATIONAL RETAIL PROPERTIES NYSE:NNN
18.3x
REALTY INCOME
19.2x

Note: ***AFFO multiples are subject to change on a continuous basis.*** Priced as of 31-May-2013 close for comparables set. AFFO and distribution figures are IBES median 2013 estimates except for footnotes 1 and 2. Companies represented by ticker symbols: ARCP (American Realty Capital Properties), COLE (Cole Real Estate Investments), EPR (EPR Properties), LXP (Lexington Realty Trust), NNN (National Retail Properties), O (Realty Income), SRC (Spirit Realty Capital), WPC (W.P. Carey).

1. WPC figures are per Ladenburg Thalmann and Evercore research. ARCP figures are per Ladenburg Thalmann research, excludes proposed CapLease (LSE) acquisition.
2. Cole 2013E AFFO based on midpoint of annualized 2H2013 $0.38 - $0.43 guidance.

•COLE•
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
22

The Growth Potential is Strong

Cole’s Architecture Provides Risk-Adjusted, Long-Term Growth

– Active portfolio management and capital redeployment

Foundation

– Accretive strategic relationships

– Property type diversification for yield enhancement

– NOI protection through risk management

Opportunity

– A strong balance sheet with embedded opportunity

– Valuable fee income from private capital business

Potential

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

Our Architecture for Risk-Adjusted, Long-Term Growth

We will focus on steadily growing AFFO per share while maintaining a balanced risk profile

Our objective is to be a high quality, low volatility real ~ estate company with income growth and capital appreciation

We will maintain our:

• Robust deal sourcing

• Rigorous underwriting and credit discipline

• Proactive risk management

• Efficiencies of scale

• Active portfolio management

• Attractive growth via joint ventures

GROWTH POTENTIAL

ADDITIONAL ACCRETION

• Valuable private capital fee income

• Select, strategic transactions

We will seek to:

• Optimize cost of capital

• Increase flexibility

• Reduce leverage

• Transition to unsecured debt exposure

• Achieve investment grade rating

• Diversify funding sources

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

# Thoughtful Management and Deep Relationships Deliver Growth

## Active Portfolio Management

- Analyzing opportunities to re-deploy capital and replace mature investments with higher-growth assets
- By monetizing investments acquired at attractive prices we have delivered double digit returns and have been able to reinvest accretively



**Single-Tenant Office, Seattle MSA**

| | |
|---|---|
| EXIT CAP RATE: | 5.47% |
| RETURN ON EQUITY: | 38% |



**Power Center, St. Louis MSA**

| | |
|---|---|
| EXIT CAP RATE: | 6.41% |
| RETURN ON EQUITY: | 35% |



**CarMax, Dallas MSA**

| | |
|---|---|
| EXIT CAP RATE: | 7.75% |
| RETURN ON EQUITY: | 41% |



**Walgreens and CVS Portfolio**

| | |
|---|---|
| EXIT CAP RATE: | 6.67% |
| RETURN ON EQUITY: | 38% |

Capitalization rates for acquisitions and build-to-suit represent the average over the non-cancellable lease-terms as of close of escrow, excluding certain increases subject to the consumer price index (CPI).

## Accretive Strategic Relationships

- We have built strategic relationships to provide future deal pipeline and enhanced yields
- Acquisitions, forward commitments, build-to-suit, development capital and re-capitalizations

| ACQUISITIONS | BUILD-TO-SUIT |
|---|---|
| **AT&T, Inc.**[1]<br>(Two Class A Offices)<br>Atlanta MSA<br>Avg. Cap of 7.0%<br>~<br>**3 Power Centers**<br>Phoenix MSA<br>Avg. Cap of 8.0%<br>~<br>**Clorox Office/R&D Campus**<br>Oakland MSA<br>Avg. Cap of 6.9%<br>~<br>**Power Center**<br>Chicago MSA<br>Avg. Cap of 8.5% | **MedAssets, Inc.**<br>(Class A, 4-Story Office)<br>225,000 SF<br>Dallas MSA<br>Avg. Cap of 10.1%<br>~<br>**LA Fitness**<br>45,000 SF<br>Phoenix MSA<br>Avg. Cap of 9.0%<br>~<br>**Kohl's**<br>64,000 SF<br>Twin Cities MSA<br>Avg. Cap of 8.8% |

1. Purchased subsequent to March 31, 2013

•COLE•
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
25

# Our Property Type Diversification Provides Yield Enhancement

- We have the ability to strategically target exposure to high-quality credit tenants across property types – moving beyond the typical retail locations into higher yield office and industrial assets
  - Enhances our credit profile while diversifying property type risk
  - Provides a base of stable income plus accretive future growth

## The Home Depot (A-) | Case Study

- 11 properties owned representing a total of 1.8 million square feet
- Cole owns two of Home Depot's 20 Rapid Deployment Centers

### RETAIL


THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE

**Sale-Leaseback Transaction**[1]

4 Locations | 3 States | Ground Leases

**Purchase Price: $38.0 Million**

*Acquired parcels; all improved by buildings owned and operated by Home Depot*

**CAP RATE: 8.54%**

### OFFICE



**Build-To-Suit Call Center**

Atlanta MSA | 80,000 SF

**Purchase Price: $12.2 Million**

*Partnered with Taylor & Mathis on project for Home Depot*

**CAP RATE: 8.96%**

### INDUSTRIAL


SWIFT

**Parking Expansion/Lease Extension**

Winchester (VA) MSA | 466,000 SF

**Purchase Price: $28.6 Million**

*Acquired adjacent land, expanded trailer parking and extended lease with Home Depot*

**CAP RATE: 8.37%**

Note: Owned properties. Capitalization rates represent the average over the non-cancellable lease-terms as of close of escrow, excluding certain increases subject to the consumer price index (CPI).
1. One property included in this transaction was sold during 2012.

• COLE •
© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
26

Our Proactive Risk Management Protects and Enhances Net Operating Income

• We focus on proper lease structure and consistent credit monitoring to maximize our ability to proactively manage tenant risk

– Workouts, rent relief and lease extension or modification

– Early identification of possible replacement tenants

– Re-position or re-development plans in place

Strong Security

We seek corporate guarantees on our leases to add security, as the parent company is obliged to make rent payments regardless of whether the property is still in operation

Illustration:

Cole’s corporate guarantee with a major drug store chain

Special • ONE LOCATION Purpose

• ONE RETAIL STORE

Entity

• THROUGHOUT THE

Regional STATE OF FLORIDA LLC

• 694 RETAIL STORES

• 41 STATES

Corporate • OVER 7,400 RETAIL Parent STORES

Careful Selection

Since 2009, nearly 500 retailers have experienced over 28,000 store closings

– Of Cole’s 1,000+ owned properties, only one asset

was impacted (5,800 sq ft Blockbuster) and that

property was purchased as if it were already vacant space U.S. Retail Store Closings

(Source: August Partners, data as of 4/30/2013)

Total Retailer Category 2009—2013 Movie Gallery Entertainment 2,865 General Motors Auto 2,639 Blockbuster Entertainment 2,515 Quizno’s Fast Food 1,000 KB Toys Children’s 461 Chrysler Auto 789 Fashion Bug Apparel 600 Borders Bookstore 644 Foot Locker Shoes 456 Game Stop Entertainment 577 Circuit City Electronics 567 Top Stores Sub-Total 13,113 Total 28,141

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

# A Strong Balance Sheet with Embedded Opportunity

## Capital Structure(1)

Key balance sheet metrics:

- 44% Debt to Gross Real Estate and Related Assets
- 5.8x Net Debt to Adjusted EBITDA Ratio
- 3.4x Interest Coverage Ratio
- 74% Fixed Rate Debt
- Gross Book Value of Unencumbered Properties $2.2bn(2)

| | |
|---|---|
| Cash | $118.2mm |
| Secured Debt | $2.6bn |
| Unsecured Debt | $607.8mm |
| Line of Credit | $607.8mm outstanding<br>$669.3mm available(3) |
| Total Debt | $3.2bn |
| Net Debt | $3.1bn |
| Weighted Avg. Cost of Debt | 4.4%(4) |
| Equity | $3.7bn |

## Debt Maturity Profile(5)



DEBT BALANCES OUTSTANDING (MM)
$1,200
$1,000
$800
$600
$400
$200
$0
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter
Fixed
Variable
Fixed LOC
Variable LOC
Repurchase Agreement (CMBS)

## Capital Structure Objectives

- Optimize cost of capital
- Increase flexibility
- Reduce leverage
- Transition to unsecured debt exposure
- Achieve investment grade rating
- Diversify funding sources

1. Data as of March 31, 2013. Additionally, investors should review the Supplemental Financial Information for the first quarter of 2013 filed on Form 8-K on 6/4/2013 for additional information.
2. Gross Book Value of unencumbered properties includes $1.4bn of assets pledged to the credit facility as of March 31, 2013.
3. Reflects the amended credit facility that provides borrowings up to $1.4bn of which $669.3mm would have been available at March 31, 2013 based on the underlying collateral pool.
4. The weighted average cost of debt does not include the amended credit facility.
5. Debt maturity profile is pro forma for the amended credit facility and assumes the $107.5mm revolver maturity date extends to 2018 and the $500mm term loan maturity date extends to 2019.

• COLE •

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

28

Private Capital Business with Proven Ability to Raise Cycle-Resistant Capital

• Transaction activity associated with a continuous pipeline from our private capital business allows us to maintain industry relevance and sustain our market intelligence when others cannot

• Success in retail distribution channel affords another source for accessing capital

• Over $7.4 billion of capital has been raised by the Cole platform since 2007

• Strategic focus on product innovation and access to new distribution channels

Consistently Higher Capital Raise Ratio

2.6x 4.7x 3.0x 3.9x 4.6x 2.9x 1.9x $ 1,440 $ 1,323 $ 1,280 $ 1,046 $ 970 $ 720 $ 642 $ 440 $ 321 $ 366 $ 330 $ 282 $ 290 $ 222

2007 2008 2009 2010 2011 2012 2013 YTD Average Listed REIT Issuer IPO and Follow-on Size ($mm) Cole Private Capital Raise ($mm)

Source: Cole Real Estate Investments, Dealogic. Data as of May 31, 2013.

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved. 29

Corporate Governance and Asset Allocation

Corporate Governance

• Independent Board

• Non-staggered Board

• Significant Management ownership and alignment of interests

• Experienced Board with relevant expertise

– Audit & finance

– Public company

– Investments and banking

– Corporate governance and ethics

– Net lease and retail industry

• Other shareholder-friendly provisions

– No shareholder rights plan

– Opt out of Maryland anti-takeover provisions

– Majority voting threshold for many stockholder actions

Asset Allocation

• Cole has an active process in place to manage the potential conflicts between multiple managed investment vehicles

STEP 1:

How does the investment fit into each fund’s

STEP 6: investment objective? STEP 2: If there are any Which funds have the subsequent developments available cash to acquire with the investment, the investment? go back to Step 1

STEP 5: STEP 3:

If there is a tie through Concentration issues Steps 1-4, allocate on (tenant, industry, a rotating basis STEP 4: geographic, etc.)?

How does the size, income tax effect, potential leverage, and cash flow of the investment affect each fund

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

Listing Summary

ISSUER Cole Real Estate Investments, Inc.

TICKER COLE

STOCK EXCHANGE NYSE

TIMING Targeted for June 2013

No lock-ups LOCK-UP

100% freely tradable on day 1

Cole expects to have up to $500 million available to fund a tender offer and a TENDER secondary market purchase program to support liquidity in the period following listing (details to come) CURRENT

ANNUALIZED $0.70 / share, paid monthly DISTRIBUTION

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

Tender Considerations

Hold Shares

• Provides the opportunity for shareholders to participate in potential market upside and future growth of Cole

• Provides continued opportunity for CONSIDERATIONS distribution income for yield oriented stockholders

• Participation in performance from potential index inclusion

• Not a taxable event

• Do not tender shares in the tender offer

• Move shares to a brokerage account

• Does not have to be done at listing

• Open a new brokerage account, if PROCESS necessary

• Defers your taxable event

Tender Shares

• Tendering is a taxable event

• Final amount of shares you tender that will be accepted may have some uncertainty

• Loss of distribution yield and income

• Loss of potential market upside and future growth of Cole

• Complete the tender form which will be available when the tender commences

• Wait for the final results of the tender offer

• Payment will be made promptly following expiry of tender offer

After the listing, stockholders can increase their position in Cole at any time by acquiring additional shares at the market price.

COLE HAS NOT COMMENCED ANY TENDER OR STOCK PURCHASES. ON COMMENCEMENT OF ANY TENDER OFFER, COLE AND ITS ADVISORS AND REPRESENTATIVES WILL NOT MAKE ANY RECOMMENDATION TO YOU AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING YOUR SHARES OR REGARDING PRICE OR PRICES AT WHICH YOU MAY CHOOSE TO TENDER YOUR SHARES. YOU ARE URGED TO DISCUSS YOUR DECISION WITH YOUR TAX ADVISOR, FINANCIAL ADVISOR AND/OR BROKER.

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

About the Data

Slide Notes: “Cole Real Estate Investments by the Numbers”

The depicted pie chart graphically illustrates the composition of metrics associated with the owned assets (COLE REIT) and managed assets (PRIVATE CAPITAL) with the ratio shown being reflective of their respective contributions to total annual AFFO. Managed assets include, in part, those assets held within Cole as of March 31, 2013 (unless otherwise noted), and Credit Property Trust II, Inc., a Cole-sponsored program which we anticipate will no longer be under management following Q3 2013.

1. Weighted Average Remaining Lease Term is based on annualized straight-line rental revenue.

2. Square feet owned based on wholly owned assets and consolidated joint ventures and excludes unconsolidated joint ventures, mortgage notes receivable and commercial mortgage-backed securities. Square feet managed includes, in part, those assets held within Cole Credit Property Trust II.

3. Properties owned based on wholly owned assets and consolidated joint ventures and excludes unconsolidated joint ventures, mortgage notes receivable and commercial mortgage-backed securities. Properties managed includes, in part, those assets held within Cole Credit Property Trust II.

4. Real Capital Analytics, U.S. Single-Tenant All Types 3/31/2003 to 3/31/2013, excludes joint ventures.

5. Cole raised over $6b in capital over the last 60 months, or approximately $100mm each month. Average monthly capital raise for 2012 and 2013 was $107mm and $114mm, respectively (as of April 30, 2013).

6. 55% investment grade includes 13% related to tenants with an implied rating of investment grade. Credit rating percentages based on straight line rental revenue; they exclude JVs and CMBS/Secured notes receivable. Moody’s Credit Edge was used to determine implied credit rating for public non-rated tenants. Moody’s KMV was used to determine implied credit rating for private non-rated tenants.

7. Pro-forma estimate assumes Cole Holdings acquisition closed on 1/1/2013. Expected EBITDA contribution from Cole Holdings of $29 million (midpoint of financial ranges). Excludes impact of CCPTII and Cole for the full year (pro forma).

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

About the Data (continued)

Non-GAAP Financial Measures

FFO and AFFO

Funds From Operations (“FFO”) is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and widely recognized by investors and analysts as one measure of operating performance of a real estate company. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of depreciable real estate and impairments of depreciable real estate. Depreciation and amortization as applied in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for real estate companies by using the historical cost accounting method alone is insufficient. In addition, FFO excludes gains and losses from the sale of depreciable real estate and impairment charges on depreciable real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs. We compute FFO in accordance with NAREIT’s definition.

In addition to FFO, we use Adjusted Funds From Operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of our real estate portfolio. AFFO, as defined by our company, excludes from FFO merger and acquisition related costs, amortization and write off of deferred financing costs, straight-line rent adjustments, above and below market lease intangibles amortization, realized loss on derivatives and debt prepayment fees, gain on sale of marketable securities, other amortization or accretion, other gains, adjustments for discontinued operations and our proportionate share of adjustments for unconsolidated joint ventures, all of which are required to be expensed or recorded as additions to revenue or other income in accordance with GAAP. In evaluating the performance of our portfolio over time, management employs business models and analyses that differentiate the costs to acquire investments from the investments’ revenues and expenses. Management believes that excluding the items noted above from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time, including after the Company ceases to acquire properties on a frequent and regular basis. AFFO also allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of our performance with that of other REITs, as AFFO, or an equivalent measure, is routinely reported by REITs, and we believe often used by analysts and investors for comparison purposes.

For all of these reasons, we believe FFO and AFFO, in addition to net income and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of our real estate portfolio over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.

About the Data (continued)

Non-GAAP Financial Measures continued

EBITDA and Adjusted EBITDA

Adjusted EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income for merger expenses which are considered non-recurring and gain/losses in real estate, foreign exchange and derivatives which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from Adjusted EBITDA as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short term fluctuations in net income but have no impact on cash flows. We believe that Adjusted EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. We use Adjusted EBITDA as one measure of our operating performance when we formulate corporate goals and evaluate the effectiveness of our strategies. Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.